                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 26, 2003


                         Fleet Credit Card Funding Trust
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  on behalf of

                        Fleet Credit Card Master Trust II
               --------------------------------------------------
               (formerly the ADVANTA Credit Card Master Trust II)

           Delaware                      333-73728-01                   23-3101310
                                       and 333-73728-02
-------------------------------    ------------------------    ----------------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification
         Incorporation)                                                   Number)

       300 North Wakefield Drive
          Suite: DE EH 60002 P
            Newark, Delaware                                 19702
---------------------------------------                    ----------
(Address of Principal Executive Office)                    (Zip Code)

Registrant's telephone number, including area code (302) 266-5004

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. One June 26, 2003 Fleet Credit Card Master Trust II amended the Series 1999-C Supplement, dated as of November 3, 1999.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            4.1 Amendment Number Two to Series 1999-C Supplement, dated as of June 26, 2003.

Item 8.     Not Applicable.

Item 9.     Not Applicable.

Item 10.    Not Applicable.

Item 11.    Not Applicable.

Item 12.    Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FLEET CREDIT CARD FUNDING TRUST
                                           on behalf of Fleet Credit Card
                                           Master Trust II

June 26, 2003                            By: /s/ Jeffrey A. Lipson
                                            ---------------------------------
                                         Name:  Jeffrey A. Lipson
                                         Title:   Vice President

                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------
4.1         Amendment Number Two to Series 1999-C Supplement, dated as of June
            26, 2003.